EXHIBIT 99.1

This Statement on Form 3 is filed jointly by Oaktree Fund GP II, L.P., Oaktree
Capital II, L.P., Oaktree Holdings, Inc., Oaktree Capital Group, LLC, Oaktree
Capital Group Holdings, L.P. and Oaktree Capital Group Holdings GP, LLC. The
principal business address of each of these reporting persons is 333 South Grand
Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Fund GP II, L.P.

Date of Event Requiring Statement: April 25, 2013

Issuer Name and Ticker or Trading Symbol: DoubleLine Income Solutions Fund
(NYSE: DSL)

                                   OAKTREE FUND GP II, L.P.

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Authorized Signatory

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Authorized Signatory

                                   OAKTREE CAPITAL II, L.P.

                                   By:    Oaktree Holdings, Inc.
                                   Its:   General Partner

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Managing Director and Associate
                                          General Counsel

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Assistant Vice President

                                   OAKTREE HOLDINGS, INC.

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Managing Director and Associate
                                          General Counsel

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Assistant Vice President

                                   OAKTREE CAPITAL GROUP, LLC

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Managing Director and Associate
                                          General Counsel

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Managing Director

                                   OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                                   By:    Oaktree Capital Group Holdings GP, LLC
                                   Its:   General Partner

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Managing Director and Associate
                                          General Counsel

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Assistant Vice President

                                   OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                   By:    /s/ Richard Ting
                                          --------------------------------------
                                   Name:  Richard Ting
                                   Title: Managing Director and Associate
                                          General Counsel

                                   By:    /s/ Philip McDermott
                                          --------------------------------------
                                   Name:  Philip McDermott
                                   Title: Assistant Vice President